Financial Assets at Fair Value through Other Comprehensive Income (Details) - Schedule of unrealised gain and loss on available for sale investments - Financial assets available-for-sale [Member] - CLP ($)
$ in Millions
12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Financial Assets at Fair Value through Other Comprehensive Income (Details) - Schedule of unrealised gain and loss on available for sale investments [Line Items]
Net gain (loss) on financial assets before income tax	[1]	$ (52,913)	$ (8,540)	$ 15,969
Tax (expense) benefit		4,171	2,304	(4,328)
Net of tax amount	[2]	$ (48,742)	$ (6,236)	$ 11,641

[1]	As of December 31, 2019, 2020 and 2021, realized gains reclassified to the income statement line item “Net financial operating income” amounted to Ch$4,716 million, Ch$22,735 million and Ch$442 million, respectively.
[2]	This amount corresponds to the unrealized gain or loss, net of deferred tax and which are included in “Consolidated Statement of Changes in Equity”.